Media Contact:	Bunge News Bureau Bunge 636-292-3022 news@bunge.com

Investor Contact:	Ruth Ann Wisener Bunge Limited 636-292-3014 Ruthann.wisener@bunge.com

Bunge Increases its Accounts Receivable Securitization Program to $1.1 Billion and Adds Enhanced Sustainability Linked Targets

St. Louis, MO – March 31, 2022 – Bunge (NYSE: BG) has closed on an amendment of its Accounts Receivable Securitization Program increasing its committed capacity from US$925 million to US$1.1 billion. In addition, the interest rate under this program is now linked to the Company's five core sustainability targets tied to its recently established science-based targets (SBTs). The targets define Bunge's climate goals and reinforce the Company's commitment to eliminate deforestation in its supply chains in 2025.

"With this second sustainability-linked financing, we continue to create meaningful connections between Bunge's capital structure and our sustainability strategy. We are pleased with our progress against our ESG targets, which gives us the confidence to add such targets linked to this program," said John Neppl, Bunge's Chief Financial Officer.

In December 2021, Bunge announced that it had refinanced its revolving credit facility tied to enhanced sustainability-linked targets.

Rabobank is the administrative agent and BNP Paribas, Credit Agricole and Rabobank are committed purchasers in the transaction. In addition, Credit Agricole Corporate & Investment Bank will serve as sustainability coordinator.

About Bunge

At Bunge (NYSE: BG), our purpose is to connect farmers to consumers to deliver essential food, feed and fuel to the world. With more than two centuries of experience, unmatched global scale and deeply rooted relationships, we work to put quality food on the table, increase sustainability where we operate, strengthen global food security, and help communities prosper. As the world’s leader in oilseed processing and a leading producer and supplier of specialty plant-based oils and fats, we value our partnerships with farmers to improve the productivity and environmental efficiency of agriculture across our value chains and to bring quality products from where they’re grown to where they’re consumed. At the same time, we collaborate with our customers to create and reimagine the future of food, developing tailored and innovative solutions to meet evolving dietary needs and trends in every part of the world. Our Company is headquartered in St. Louis, Missouri, and we have almost 23,000 dedicated employees working across approximately 300 facilities located in more than 40 countries.

Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Cautionary Statement Concerning Forward-Looking Statements

This Bunge press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: the impacts of the COVID-19 pandemic and other potential pandemic outbreaks; the effect of weather conditions and the impact of crop and animal disease on our business; the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions; changes in governmental policies and laws affecting our business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation; the impact of seasonality; the impact of government policies and regulations; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances; the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that we sell and use in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effectiveness of our capital allocation plans, funding needs and financing sources; the effectiveness of our risk management strategies; operational risks, including industrial accidents, natural disasters and cybersecurity incidents; changes in foreign exchange policy or rates; the impact of our dependence on third parties; our ability to attract and retain executive management and key personnel; other factors affecting our business generally; and the risks and uncertainties described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Regarding Forward Looking Statements” in our most recently filed Annual Report on Form 10-K. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.